(ICON)

Prudential
Small-Cap
Quantum
Fund, Inc.

SEMI
ANNUAL
REPORT
Sept. 30, 1998

Prudential Small-Cap Quantum Fund, Inc.

Performance At A Glance.
The six months ended September 30, 1998 included a steep bear market for small-cap stocks: the S&P SmallCap 6004 dropped 31% from its historical peak before rebounding. Investors already frightened by the recession in Asia then were jolted by a default on Russian bonds. Stock investors fled to the largest companies with the most secure earnings growth. Your Small-Cap Quantum Fund trailed the Lipper Small-Cap Fund Average primarily because our investment style tends to underrepresent the very largest small-caps, which performed best, and because our consumer growth stocks performed poorly.

Cumulative Total Returns1                     As of 9/30/98

                                 Six           Since
                                Months       Inception2
Class A                        -27.67%         -20.73%
Class B                        -28.00          -21.29
Class C                        -28.00          -21.29
Class Z                        -27.65          -20.60
Lipper Small-Cap Fund Avg.3    -24.85          -17.07

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. Since the Fund has been in existence less than one year, no average annual total returns are presented. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares have a 1% sales load and a 1% CDSC for 18 months. Class Z shares are not subject to a sales charge or distribution fee.

2Inception dates: Class A, B, C, and Z, 11/10/97.

3Lipper returns are for all funds in each share class for the since inception period in the Lipper Small-Cap Fund category.

4The Standard & Poor's SmallCap 600 Stock Price Index (S&P SmallCap 600 Index) is an unmanaged, market-capitalization weighted index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. Investors cannot invest directly in an index. Small-cap stocks may have limited marketability and may be subject to more abrupt or erratic movements than large-cap stocks.

How Investments Compared.
    (As of 9/30/98)
        (CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds can fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other invest-ments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

John Leib, Fund Manager
(PHOTO)

Portfolio
Manager's Report
The Prudential Small-Cap Quantum Fund seeks long-term capital appreciation by using quantitative investment techniques to buy primarily the stocks of U.S. companies with market capitalizations (what it would cost to buy all of a company's stock) of less than $1.5 billion. The Fund invests in a broadly diversified portfolio based on the rankings of the Small-Cap Quantitative Valuation (QV) model developed by Prudential Securities Incorporated's Quantitative Analysis Group. We believe that computer-aided portfolio construction helps improve the risk/reward profile of our holdings, but there can be no assurance that the Fund will achieve its investment objective.

An Unusual Market.
Although many factors are incorporated in our stock evaluation model, an important part of our strategy is buying stocks when they are undervalued by the market. We expect to benefit when most investors seek out and bid for the better investment values. It is unusual for already wide value differences to grow wider, but that is what happened this summer. Equity investors generally focused on stocks of a very small number of very large companies.

Performance In Context.
-------------------------------------------------------------------------------
The Small-Cap QV Strategy. Prudential Securities pulled together in a single formula eight indicators that their research showed should be effective in predicting future stock performance. These include measures of how expensive a stock is, how its profitability is changing, and whether its earnings reports contain either positive or negative surprises for analysts.

Prudential Securities' Small-Cap QV model ranks about 1,500 stocks. The model creates a broadly diversified portfolio, adding new stocks from the top 40% of the ranking and selling any that have fallen to the bottom 40%. We sell others as well, for risk or sector considerations. Our benchmark is the Standard & Poor's Small-Cap 600 Index (S&P 600), but we may invest more in any sector than its weight in the Index if doing so will improve the portfolio's risk and return characteristics.

Current Execution. Over the past six months, our basic industry holdings declined to about 10% of our assets, compared with 13% for the S&P 600. Our consumer stocks increased to 20% from 17%, compared with 16% for the S&P 600. Our utilities rose slightly to eight percent, but they remain significantly higher than the four percent in the S&P 600. Among finance, we sold our real estate trusts and increased our other financial holdings to 18% from 15%, in line with their representation in the overall market.

We made a more general change to our strategy: we raised from $1.5 billion to $2.5 billion our small-cap sell limit, the upper bound at which we require ourselves to sell stocks. This allows us to wait longer when a stock rises rapidly, benefiting more before we take our profits. It also should help in our effort to reduce the turnover in our portfolio. Also to that end, and to increase our diversification, we increased to 250 the number of different stocks we may hold. We are paying greater attention now to the cost compared to the amount of benefit we expect when we plan changes in the portfolio.

What Affected Our Performance.
Our reporting period included a very sharp bear market for small-cap stocks. The global economic and financial systems went through some historic upheavals. Asian economies, which had been growing rapidly, actually shrank. There were widespread fears that many financial institutions and hedge funds faced large losses on their market exposures. Then Russia defaulted on some of its debt and devalued the ruble. Many investors were troubled by world events. Consequently, despite basically sound -- although slowing -- U.S. and European economies, investors bailed out of any stock that had any perceived vulnerability at all. The large-cap S&P 500 Index* fell seven percent over our reporting period, but small-cap stocks -- which historically are more volatile -- plummeted 24%, as measured by the S&P SmallCap 600 Index.

We trailed both the S&P SmallCap Index and the Lipper average of other small-cap funds because we owned less of the largest small-cap companies, which held up better than the average small-cap stock. Our consumer growth stocks, particularly hospital management firms such as Genesis Health Ventures and Integrated Health Services, performed poorly. Our oil service stocks, notably Pride International and Input/Output, also had significant declines.

Our Strategy in Context.
Investors behaved in an unusual way in this period. When there was a positive earnings surprise, which normally would raise a stock's price, owners often were quick to sell, even at low prices, as soon as buyers appeared in an otherwise stagnant market. As Federal Reserve Chairman Alan Greenspan described them, investors had a "markedly decreased willingness to deal with uncertainty." Stock performance appears to have been driven not by business fundamentals, but by the flow of funds out of small-cap mutual funds, by perceptions of safety, and by perceptions of liquidity (how easy it would be to sell a stock if one needed to). We believe that the investing environment was atypical.

Any stock investment strategy will work better in some environments than in others. The past six months represented an unusual investment climate, but not one that was out of the range of our long-term expectations. We will stick to our investment discipline.

     Portfolio Composition
Sectors expressed as a percentage of
   net assets as of 9/30/98.
Consumer Services       20%
Finance                 18%
Technology              13%
Basic Industry          10%
Utilities                8%
Health Care              7%
Consumer Cyclicals       6%
Energy                   5%
Capital Spending         5%
Consumer Staples         4%
Business Services        2%
Cash & Equivalents       2%
Source: Prudential

Five Largest Holdings.
2.1%  First American
      Financial Corp.
      Finance
1.6%  United Illuminating Co.
      Utilities
1.3%  Arthur J. Gallagher & Co.
      Finance
1.3%  Cleco Corp.
      Utilities
1.3%  Piedmont Natural Gas
      Co. Inc.
      Energy

Expressed as a percentage of net assetsas of 9/30/98.

Looking Ahead.
At their low this year, the prices of small company stocks would have been reasonable if we were about to enter a very severe recession. Neither economists nor securities analysts expect that to happen. The Federal Reserve and foreign central banks have reduced interest rates, indicating they are concerned, but acting to forestall trouble. Those actions appear to have restored a sense of perspective to the markets. Small-caps have risen rapidly since a low on October 8.

As investors examine the growth prospects and prices of various stocks more critically, we expect the prices of our stocks to better reflect their excellent value. At our period end, our stocks sold for only 13 times their estimated 1998 earnings, compared with 21 times for small-caps generally and 25 times for the S&P 500.

* The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged, market capitalization-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Investors cannot invest directly in an index.

Staying On Course.
-------------------------------------------------------------------------------
John Leib Discusses Investing In A Difficult Half Year.
Q. Do stocks the QV model rates as more attractive always perform better than less attractive stocks?
A. No indicator can identify the stocks that are going to have superior performance. Investing through the QV model is a matter of likelihoods and probabilities. By investing in a large enough and sufficiently diversified portfolio, we hope the average return for our stocks will beat the average for the market. Historically, the QV rankings seem to work that way over the long term. Even so, however, there have been periods when the lower-ranked 20% or 40% of stocks averaged a better return as a group than the top 20% or 40%. This happened about a quarter of the time in the past decade. So our current investment environment, although very disappointing, is within the range of performances that we have expected to occur occasionally for short periods. Over longer periods of time, however, the QV rankings have historically been good predictors of stock return.

Q. Since you know that investors are unusually skittish in these times, should you change your investment strategy?
A. No. When we test our strategies against historical trends, we test them against good times and bad. No one is very good at predicting the turning points when different strategies will perform better. Market sentiment can swing from optimism to pessimism and back very quickly. Investors have generally been more successful by sticking to one investment course consistently than by chasing shifts in the market winds. We know that this has been a trying period for our shareholders, and it is unfortunate that it came so soon after we introduced the Fund, but we believe the best course is to follow our discipline.

John Leib         (PHOTO)
                                       2

President's Letter                                             November 9, 1998
-------------------------------------------------------------------------------
(PHOTO)
                         Guarding Against Uncertainty.
Dear Shareholder:
As we enter the final months of the year, the news from the financial markets is decidedly mixed. After setting record highs earlier, stocks, as measured by the Dow Jones Industrial Average, experienced a series of steep sell-offs in late summer. The market rebounded in early fall, helped by two interest rate cuts by the Federal Reserve.

During this uncertainty there was also good news to report. Bonds appreciated as investors fled troubled Asian and other emerging markets for the safe haven of U.S. debt securities -- especially Treasuries. The U.S. economy remains strong, with steady growth and low inflation.

Guarding against uncertainty in the current market environment can be challenging. That's why it is important to manage your expectations and diversify your portfolio.

Keep A Good Perspective.
Experienced mutual fund investors understand that financial markets will always rise and fall -- that's what markets do. Although past performance may not be indicative of future results, stocks and bonds have, over time, consistently produced attractive returns that have kept ahead of inflation. In fact, investors who remained focused on the long term and did not sell during the recent market volatility were rewarded. Stock prices, as measured by the Standard & Poor's 500 Index, have rebounded nearly 25% since their August
Lows -- setting a new record high on November 23, 1998.

Diversify. Diversify. Diversify.
Because asset classes seldom move in lockstep, owning a mix of stock, bond, and money market mutual funds can help lessen the effects of a market downturn over time. In fact, a well-diversified portfolio may retain or perhaps even gain in value during times of uncertainty.

We're Here To Help.
How diversified is your portfolio? Your Prudential professional will be glad to review your current allocations. He or she will recommend adjustments based upon your goals, market conditions, risk tolerance, and potential investment opportunities.

Thank you for your confidence in Prudential mutual funds. We'll continue to do our part in keeping you informed.

Sincerely,

Brian M. Storms
President
                                      3

Portfolio of Investments as of
September 30, 1998 (Unaudited)          PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.5%
COMMON STOCKS
------------------------------------------------------------
Basic Industries--9.8%
   45,300   AAR Corp.                              $    889,012
   21,600   Alaska Air Group, Inc.                      735,750
  105,500   AMCOL International Corp.                 1,200,062
   44,900   Applied Industrial Technologies,
              Inc.                                      732,431
   63,800   Barnes Group, Inc.                        1,834,250
   74,900   BE Aerospace, Inc.(a)                     1,647,800
   80,400   Building Materials Holdings Corp.         1,055,250
   38,300   Carbide/Graphite Group, Inc.                426,088
   21,400   Cleveland-Cliffs, Inc.                      834,600
   30,700   Coach USA, Inc.                             757,906
   44,100   Commercial Intertech Corp.                  813,094
   79,900   CTS Corp.                                 2,357,050
   62,400   Innovex, Inc.                               756,600
   88,700   JLG Industries, Inc.                      1,413,656
    9,300   Lone Star Industries, Inc.                  555,675
   40,100   M.S. Carriers, Inc.                         796,988
   12,500   NACCO Industries, Inc.                    1,250,000
   64,000   Oregon Steel Mills, Inc.                    752,000
   52,200   Republic Group, Inc.                        694,913
   34,800   Skywest, Inc.                               665,550
   35,500   Texas Industries, Inc.                      891,937
   67,600   US Freightways Corp.                      1,343,550
   56,800   Wolverine Tube, Inc.(a)                   1,196,350
                                                   ------------
                                                     23,600,512
------------------------------------------------------------
Business Services--2.2%
  116,000   Bowne & Co., Inc.                         1,964,750
   50,900   Merrill Corporation                         798,493
   88,700   Norrell Corp.                             1,330,500
   29,000   Staffmark, Inc.(a)                          529,250
   19,100   TMP Worldwide, Inc.(a)                      626,719
                                                   ------------
                                                      5,249,712
------------------------------------------------------------
Capital Spending--4.5%
   36,500   Anixter International, Inc.                 568,031
   33,800   DT Industries, Inc.                         574,600
   38,200   Flowserve Corp.                             773,550
   49,000   Halter Marine Group, Inc.                   557,375
   51,300   Juno Lighting, Inc.                       1,147,838
   55,700   Manitowoc Co., Inc.                    $  1,677,963
   76,650   Smith AO Corp.                            1,504,256
   31,200   SPS Technologies, Inc.(a)                 1,452,750
   69,500   Thomas Industries, Inc.                   1,489,906
   43,200   Varlen Corp.                              1,198,800
                                                   ------------
                                                     10,945,069
------------------------------------------------------------
Consumer Cyclical--6.3%
   39,200   Arvin Industries, Inc.                    1,460,200
   66,300   Champion Enterprises, Inc.                1,541,475
   88,300   D.R. Horton, Inc.                         1,412,800
  228,500   Fedders Corp.                             1,171,062
   67,400   Intermet Corp.                              855,138
   77,600   Kaufman & Broad Home Corp.                1,818,750
   60,900   Lennar Corp.                              1,358,831
   77,800   Lo Jack Corp.(a)                            836,350
   45,500   MascoTech, Inc.                             819,000
   69,000   Myers Industries, Inc.                    1,587,000
   35,200   Pulaski Furniture Corp.                     792,000
   58,900   Standard Pacific Corp.                      831,963
   41,200   Standard Products Co.                       721,000
                                                   ------------
                                                     15,205,569
------------------------------------------------------------
Consumer Services--19.8%
  113,300   ADVO, Inc.                                2,768,769
   19,100   Anchor Gaming                             1,093,475
   87,800   Applebee's International, Inc.            1,832,825
  184,700   Arctic Cat, Inc.                          1,650,756
  121,400   Brightpoint, Inc.                           933,263
   94,600   Buffets, Inc.                             1,022,863
   78,900   Cato Corp.                                  917,213
   67,300   Chicos Fas, Inc.                          1,085,213
   54,100   Claire Stores, Inc.                         973,800
   63,900   CPI Corp.                                 1,513,631
   69,700   Discount Auto Parts, Inc.                 1,677,156
   54,400   Dress Barn, Inc.(a)                         659,600
   32,900   Ethan Allen Interiors, Inc.               1,192,625
  138,700   Foodmaker, Inc.                           2,175,856
   56,800   Footstar, Inc.                            1,288,650
   39,000   Galey & Lord, Inc.                          465,563

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of
September 30, 1998 (Unaudited)          PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Consumer Services (cont'd.)
  130,400   Genesco, Inc.(a)                       $    709,050
  116,000   Grand Casinos, Inc.                         920,750
   99,900   Group 1 Automotive, Inc.                  1,498,500
   77,400   Guilford Mills, Inc.                      1,151,325
   64,800   Justin Industries, Inc.                     996,300
   75,100   Kellwood Co.                              2,018,312
   57,600   Landry's Seafood Restaurant, Inc.(a)        388,800
  110,600   Luby's Cafeterias, Inc.                   1,783,425
   83,600   Musicland Stores Corp.(a)                 1,034,550
  103,800   Nash Finch Co.                            1,524,562
   76,500   Nautica Enterprises, Inc.                 1,429,594
   45,800   North Face, Inc.                            595,400
   55,800   OshKosh B'Gosh, Inc.                      1,157,850
   42,100   Pillowtex Corp.                           1,236,687
   65,800   Pomeroy Computer Resources                1,093,925
   69,200   Russ Berrie & Co., Inc.                   1,319,125
  102,000   Ryan's Family Steak Houses, Inc.(a)       1,217,625
  110,500   Shuffle Master, Inc.                        939,250
   66,000   Sonic Automatic, Inc.(a)                  1,307,625
   25,900   Timberland Co.                              945,350
   29,200   Travel Services International,
              Inc.(a)                                   396,025
   78,300   Winnebago Ind, Inc.                         880,875
   80,600   Wolverine World Wide, Inc.                  876,525
   43,100   Zale Corp.                                1,104,437
                                                   ------------
                                                     47,777,125
------------------------------------------------------------
Consumer Staples--4.2%
   51,600   Canandaigua Brands, Inc.                  2,038,200
  149,800   Chiquita Brands International, Inc.       1,582,262
  146,600   DIMON, Inc.                               1,548,463
   35,600   Earthgrains Co.                           1,101,375
   51,900   Herbalife International, Inc.
              (Class 'A' Stock)                         480,075
   68,400   Schweitzer-Mauduit International,
              Inc.                                    1,487,700
   97,500   Smithfields Foods, Inc.                   1,724,531
   45,100   Windmere Durable Holdings, Inc.             253,688
                                                   ------------
                                                     10,216,294
------------------------------------------------------------
Energy--5.0%
   22,800   Atwood Oceanics, Inc.                       474,525
   33,500   Cliffs Drilling Company                     661,625
   86,500   Key Energy Group, Inc.                      805,531
   56,900   New Jersey Resources Corp.                2,027,063
   89,500   Piedmont Natural Gas Co., Inc.         $  3,031,812
   62,500   Pool Energy Services Co.(a)                 570,313
   96,700   Pride International, Inc.(a)                773,600
   37,600   Trico Marine Services, Inc.                 260,850
   99,300   UGI Corp.                                 2,296,312
   74,600   Varco International, Inc.                   624,775
   27,700   Veritas DGC, Inc.                           462,244
                                                   ------------
                                                     11,988,650
------------------------------------------------------------
Finance--18.0%
   70,000   Allied Capital Corporation                1,242,500
   45,100   Americredit Corp.                         1,099,313
   83,500   Amerus Life Holdings, Inc.
              (Class 'A' Stock)                       1,831,781
   68,700   AMRESCO, Inc.(a)                            515,250
   78,700   Arthur J. Gallagher & Co.                 3,246,375
   35,000   Banknorth Group, Inc.                     1,023,750
   36,700   Budget Group Incorporated                   837,219
   38,600   CMAC Investment Corp.                     1,679,100
   36,500   Cullen/Frost Bankers, Inc.                1,761,125
   22,600   Delphi Financial Group, Inc.(a)             889,875
   68,500   Delta Financial Corp.(a)                    466,656
  101,400   Downey Financial Corp.                    2,414,587
   37,800   Enhance Financial Services Group,
              Inc.                                    1,117,463
   80,330   Fidelity National Financial, Inc.         2,716,158
  156,150   First American Financial Corp.            4,996,800
   13,900   First Sierra Financial, Inc.                125,969
   68,700   Foremost Corp. of America                 1,258,069
   94,000   Frontier Insurance Group, Inc.            1,245,500
   70,864   HUBCO, Inc.                               1,798,174
   58,650   INSpire Insurance Solutions, Inc.         1,385,606
   35,300   IPC Holdings Ltd., ADR (Bermuda)            811,900
   52,300   Jefferies Group, Inc.                     1,385,950
   36,100   Leasing Solutions, Inc.                     988,238
  118,000   Morgan Keegan, Inc.                       2,087,125
   62,900   Raymond James Financial, Inc.             1,320,900
  105,800   Selective Insurance Group, Inc.           2,023,425
   35,000   Stewart Information Services Corp.        2,016,875
  205,100   World Acceptance Corp.                    1,153,687
                                                   ------------
                                                     43,439,370
------------------------------------------------------------
Health Care--6.8%
   57,300   Alpharma, Inc.                            1,504,125
   83,300   Ameripath, Inc.                           1,239,087

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of
September 30, 1998 (Unaudited)          PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Health Care (cont'd.)
  184,100   BioSource International, Inc.          $    575,313
   51,000   Cooper Cos., Inc.                           898,875
   55,900   Empi, Inc.                                  894,400
   56,600   ESC Medical Systems Ltd., ADR
              (Israel)(a)                               397,969
   97,500   Genesis Health Ventures, Inc.             1,194,375
  133,100   Integrated Health Services, Inc.          2,237,744
   53,600   Mentor Corp.                                609,700
   84,200   PhyCor, Inc.(a)                             421,000
  127,600   Prime Medical Services, Inc.(a)           1,036,750
   33,100   Quadramed Corp.                             666,138
   67,200   RehabCare Corp.                             806,400
   75,800   Sierra Health Services, Inc.(a)           1,492,312
   55,400   Sola International, Inc.(a)                 993,737
   60,900   Wesley Jessen Visioncare, Inc.            1,294,125
                                                   ------------
                                                     16,262,050
------------------------------------------------------------
Technology--13.2%
   62,800   Advanced Digital Information Corp.          502,400
   83,600   Alpha Industries, Inc.(a)                   950,950
   33,100   Apex Pc Solutions, Inc.                     649,588
   29,800   Avid Technology, Inc.(a)                    709,613
  168,800   Box Hill Systems Corp.                    1,487,550
   78,500   C-Cube Microsystems, Inc.                 1,373,750
   27,900   Computer Horizons Corp.                     695,756
   44,500   Concord Communications, Inc.              1,768,875
   34,400   Flextronics International Ltd.            1,219,050
   35,600   Gilat Satellite Networks Ltd.             1,602,000
   48,300   Harmon Industries, Inc.                   1,062,600
   48,100   Inacom Corp.(a)                             907,887
  110,000   Input/Output, Inc.                          873,125
   72,000   Integrated Circuit Systems, Inc.            717,750
  122,400   Invision Technologies, Inc.                 726,750
   73,800   Kellstrom Industries, Inc.(a)             1,023,975
   68,500   Mail-Well, Inc.                             586,531
   41,900   Mapics, Inc.                                924,419
   48,700   Mastech Corp.(a)                          1,171,844
   68,100   MicroTouch Systems, Inc.(a)                 851,250
   59,900   MRV Communications Inc.(a)                  370,631
   56,600   Norstan, Inc.(a)                            990,500
   72,300   Optical Coating Lab, Inc.                 1,296,881
   65,800   Park Electrochemical Corp.                  896,525
  127,800   Pioneer-Standard Electronics, Inc.     $    806,738
   63,400   Platinum Software Corp.                     649,850
   72,500   Plexus Corp.(a)                           1,404,687
   49,700   Systems & Computer Technology Corp.         639,888
   40,100   Tech-Sym Corp.(a)                           917,287
   73,800   Technitrol, Inc.                          1,476,000
   38,800   United Stationers, Inc.                     926,350
  117,000   Vivid Technologies, Inc.(a)                 829,969
   51,000   Xylan Corp.(a)                              675,750
                                                   ------------
                                                     31,686,719
------------------------------------------------------------
Utilities--7.7%
   90,300   Cleco Corp.                               3,041,981
   44,900   Conectiv, Inc.                            1,024,281
   34,300   Connecticut Energy Corp.                    926,100
   62,100   Eastern Utilities Associates              1,622,363
  138,500   Energen Corp.                             2,631,500
   62,600   Madison Gas & Electric Co.                1,439,800
   27,900   Otter Tail Power Co.                      1,039,275
   19,800   Pacific Gateway Exchange, Inc.(a)           732,600
   55,800   Sierra Pacific Resources                  2,165,737
   75,700   United Illuminating Co.                   3,955,325
                                                   ------------
                                                     18,578,962
            Total long-term investments
              (cost $304,446,180)                   234,950,032
                                                   ------------
Principal
Amount
(000)
SHORT-TERM INVESTMENT--2.5%
Repurchase Agreement
$   6,094   Joint Repurchase Agreement Account,
              5.52%, 10/1/98 (Note 5)
              (cost $6,094,000)                       6,094,000
                                                   ------------
------------------------------------------------------------
Total Investments--100.0%
            (cost $310,540,180; Note 4)             241,044,032
            Liabilities in excess of other
              assets--0.0%                             (109,122)
                                                   ------------
            Net Assets--100%                       $240,934,910
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Statement of Assets and Liabilities
(Unaudited)                             PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
-------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1998
Investments, at value (cost $310,540,180)..............................................................        $  241,044,032
Receivable for Fund shares sold........................................................................               350,574
Dividends and interest receivable......................................................................               242,268
Prepaid expenses.......................................................................................               164,757
                                                                                                             ------------------
   Total assets........................................................................................           241,801,631
                                                                                                             ------------------
Liabilities
Payable for Fund shares reacquired.....................................................................               619,017
Distribution fee payable...............................................................................               151,411
Management fee payable.................................................................................                73,591
Accrued expenses and other liabilities.................................................................                22,702
                                                                                                             ------------------
   Total liabilities...................................................................................               866,721
                                                                                                             ------------------
Net Assets.............................................................................................        $  240,934,910
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Common stock, at par................................................................................        $       30,549
   Paid-in capital in excess of par....................................................................           307,588,518
                                                                                                             ------------------
                                                                                                                  307,619,067
   Accumulated net investment loss.....................................................................              (490,006)
   Accumulated net realized gain on investments........................................................             3,301,997
   Net unrealized depreciation on investments..........................................................           (69,496,148)
                                                                                                             ------------------
Net assets, September 30, 1998.........................................................................        $  240,934,910
                                                                                                             ------------------
                                                                                                             ------------------
Class A:
   Net asset value and redemption price per share
      ($70,454,774 / 8,897,747 shares of common stock issued and outstanding)..........................                 $7.92
   Maximum sales charge (5% of offering price).........................................................                   .42
                                                                                                             ------------------
   Maximum offering price to public....................................................................                 $8.34
                                                                                                             ------------------
                                                                                                             ------------------
Class B:
   Net asset value, offering price and redemption price per share
      ($140,863,668 / 17,894,871 shares of common stock issued and outstanding)........................                 $7.87
                                                                                                             ------------------
                                                                                                             ------------------
Class C:
   Net asset value, offering price and redemption price per share
      ($23,986,617 / 3,046,917 shares of common stock issued and outstanding)..........................                 $7.87
                                                                                                             ------------------
                                                                                                             ------------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($5,630,851 / 709,856 shares of common stock issued and outstanding).............................                 $7.93
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                Six Months
                                                  Ended
Net Investment Income                       September 30, 1998
Income
   Dividends.............................      $  1,955,539
   Interest..............................           275,858
                                            ------------------
      Total income.......................         2,231,397
                                            ------------------
Expenses
   Distribution fee--Class A.............           124,084
   Distribution fee--Class B.............           909,578
   Distribution fee--Class C.............           162,843
   Management fee........................           957,425
   Registration fees.....................           198,000
   Transfer agent's fees and expenses....           172,000
   Reports to shareholders...............            80,000
   Custodian's fees and expenses.........            55,000
   Legal fees and expenses...............            23,000
   Amortization of deferred
      organizational cost................            15,667
   Audit fee.............................            11,000
   Directors' fees.......................             8,000
   Miscellaneous.........................             4,806
                                            ------------------
      Total expenses.....................         2,721,403
                                            ------------------
Net investment loss......................          (490,006)
                                            ------------------
Realized and Unrealized
Loss on Investments
Net realized loss on investment
   transactions..........................          (819,670)
Net change in unrealized depreciation on
   investments...........................       (96,414,820)
                                            ------------------
Net loss on investments..................       (97,234,490)
                                            ------------------
Net Decrease in Net Assets
Resulting from Operations................      $(97,724,496)
                                            ------------------
                                            ------------------



PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                Six Months      November 10, 1997(a)
                                   Ended              Through
Increase (Decrease)            September 30,         March 31,
in Net Assets                      1998                 1998
Operations
   Net investment loss.......  $    (490,006)      $      (31,882)
   Net realized gain (loss)
      on investments.........       (819,670)           4,191,233
   Net change in unrealized
      appreciation
      (depreciation) on
      investments............    (96,414,820)          26,918,672
                               -------------    --------------------
   Net increase (decrease) in
      net assets resulting
      from operations........    (97,724,496)          31,078,023
                               -------------    --------------------
Distributions in excess of
   net investment income
   (Note 1)
   Class A...................             --              (97,677)
   Class B...................             --              (16,994)
   Class C...................             --               (3,484)
   Class Z...................             --               (3,733)
                               -------------    --------------------
                                          --             (121,888)
                               -------------    --------------------
Fund share transactions (net
   of share conversions)
   (Note 6)
   Net proceeds from shares
      sold...................     49,182,370          349,199,926
   Net asset value of shares
      issued in reinvestment
      of distributions.......             --              118,604
   Cost of shares
      reacquired.............    (63,482,211)         (27,415,418)
                               -------------    --------------------
   Net increase (decrease) in
      net assets from Fund
      share transactions.....    (14,299,841)         321,903,112
                               -------------    --------------------
Total increase (decrease)....   (112,024,337)         352,859,247
Net Assets
Beginning of period..........    352,959,247              100,000
                               -------------    --------------------
End of period(b).............  $ 240,934,910       $  352,959,247
                               -------------    --------------------
                               -------------    --------------------
---------------
(a) Commencement of investment operations.
(b) Includes accumulated net
    investment loss of:......  $    (490,006)      $           --
                               -------------    --------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Notes to Financial Statements
(Unaudited)                        PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
--------------------------------------------------------------------------------
Prudential Small-Cap Quantum Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 4, 1997. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on August 1, 1997 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on November 10, 1997. The investment objective of the Fund is long-term capital appreciation by investing primarily in equity securities of small-cap U.S. companies.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Securities listed on a securities exchange and Nasdaq National Market System securities are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds and U.S. Government securities are valued on the basis of valuations provided by a pricing service or principle market makers. Options traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange, and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 p.m., New York time.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital, if any, annually. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Deferred Organization Expenses: Approximately $154,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of 60 months from the date the Fund commenced investment operations.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with (PIFM). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'), doing business as Prudential Investments ('PI,' the Subadviser or the investment adviser); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
--------------------------------------------------------------------------------

Notes to Financial Statements
(Unaudited)                         PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
--------------------------------------------------------------------------------
The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60 of 1% of the average daily net assets of the Fund.
The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangment with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI or PIMS as distributor of the Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of Class A, Class B and Class C shares for the six months ended September 30, 1998.
PSI and PIMS have advised the Fund that they received approximately $233,000 in front-end sales charges resulting from sales of Class A shares during the six months ended September 30, 1998. From these fees, PSI and PIMS paid such sales charges, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI and PIMS advised the Fund that for the six months ended September 30, 1998, they received approximately $395,000 and $26,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PSI, PIFM, PIMS and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the six months ended September 30, 1998. The Funds pay a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expires on December 29, 1998.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended September 30, 1998, the Fund incurred fees of approximately $170,000 for the services of PMFS. As of September 30, 1998, approximately $30,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended September 30, 1998 were $204,744,512 and $214,511,077, respectively.
The federal income tax basis of the Fund's investments at September 30, 1998 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation for federal income tax purposes was $(69,496,148) (gross unrealized appreciation--$9,124,028; gross unrealized depreciation--$78,620,176).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of September 30, 1998, the Fund has a .83% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $6,094,000 principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefore were as follows:
SBC Warburg Dillon Read LLC, 5.52%, in the principal amount of $210,000,000, repurchase price $210,032,200, due 10/1/98. The value of the collateral including accrued interest was $214,255,819.
Bear Stearns & Co., 5.58%, in the principal amount of $210,000,000, repurchase price $210,032,550, due 10/1/98. The value of the collateral including accrued interest was $214,893,617.
Credit Suisse First Boston Corp., 5.55%, in the principal amount of $107,606,000, repurchase price $107,622,589, due 10/1/98. The value of the collateral including accrued interest was $111,084,883.
--------------------------------------------------------------------------------

Notes to Financial Statements
(Unaudited)                          PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
--------------------------------------------------------------------------------
Goldman Sachs & Co., 5.45%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 10/1/98. The value of the collateral including accrued interest was $214,200,293.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares were sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares were sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.
There are 2 billion shares of common stock, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 500 million authorized shares.
As of September 30, 1998 Prudential owned 2,520 Class A shares, 2,520 Class B shares, 2,520 Class C shares and 2,510 Class Z shares.
Transactions in shares of common stock were as follows:

Class A
-------------------------------------
Six months ended September 30, 1998:
Shares sold..........................   1,571,783   $ 16,130,455
Shares reacquired....................  (3,242,769)   (31,876,077)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion..................  (1,670,986)  $(15,745,622)
Shares issued upon conversion from
  Class B............................      12,537        109,517
                                       ----------   ------------
Net decrease in shares outstanding...  (1,658,449)   (15,636,105)
                                       ----------   ------------
                                       ----------   ------------
November 10, 1997(a) through
  March 31, 1998:
Shares sold..........................  11,854,211   $118,541,655
Shares issued in reinvestment of
  distributions......................       9,833         95,083
Shares reacquired....................  (1,310,348)   (13,297,055)
                                       ----------   ------------
Net increase in shares outstanding...  10,553,696   $105,339,683
                                       ----------   ------------
                                       ----------   ------------
Class B                                  Shares        Amount
-------------------------------------  ----------   ------------
Six months ended September 30, 1998:
Shares sold..........................   2,492,957   $ 25,227,857
Shares reacquired....................  (2,578,216)   (24,592,666)
                                       ----------   ------------
Net increase (decrease) in shares
  outstanding before conversion......     (85,259)  $    635,191
Shares reacquired upon conversion
  into Class A.......................     (12,591)      (109,517)
                                       ----------   ------------
Net increase (decrease) in shares
  outstanding........................     (97,850)  $    525,674
                                       ----------   ------------
                                       ----------   ------------
November 10, 1997(a) through
  March 31, 1998:
Shares sold..........................  18,843,085   $188,337,566
Shares issued in reinvestment of
  distributions......................       1,695         16,395
Shares reacquired....................    (854,559)    (8,722,973)
                                       ----------   ------------
Net increase in shares outstanding...  17,990,221   $179,630,988
                                       ----------   ------------
                                       ----------   ------------
Class C
-------------------------------------
Six months ended September 30, 1998:
Shares sold..........................     256,676   $  2,640,510
Shares reacquired....................    (560,679)    (5,343,069)
                                       ----------   ------------
Net decrease in shares outstanding...    (304,003)  $ (2,702,559)
                                       ----------   ------------
                                       ----------   ------------
November 10, 1997(a) through
  March 31, 1998:
Shares sold..........................   3,713,146   $ 37,077,480
Shares issued in reinvestment of
  distributions......................         354          3,426
Shares reacquired....................    (365,080)    (3,723,232)
                                       ----------   ------------
Net increase in shares outstanding...   3,348,420   $ 33,357,674
                                       ----------   ------------
                                       ----------   ------------
Class Z
-------------------------------------
Six months ended September 30, 1998:
Shares sold..........................     520,342   $  5,183,548
Shares reacquired....................    (179,098)    (1,670,399)
                                       ----------   ------------
Net increase in shares outstanding...     341,244   $  3,513,149
                                       ----------   ------------
                                       ----------   ------------
November 10, 1997(a) through
  March 31, 1998:
Shares sold..........................     528,277   $  5,243,225
Shares issued in reinvestment of
  distributions......................         383          3,700
Shares reacquired....................    (162,548)    (1,672,158)
                                       ----------   ------------
Net increase in shares outstanding...     366,112   $  3,574,767
                                       ----------   ------------
                                       ----------   ------------
---------------
(a) Commencement of investment operations.

--------------------------------------------------------------------------------

Financial Highlights (Unaudited)        PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
-------------------------------------------------------------------------------

                                                    Class A                            Class B                    Class C
                                         ------------------------------     ------------------------------     -------------
                                                           November 10,                       November 10,
                                          Six Months         1997(a)         Six Months         1997(a)         Six Months
                                             Ended           Through            Ended           Through            Ended
                                         September 30,      March 31,       September 30,      March 31,       September 30,
                                             1998              1998             1998              1998             1998
                                         -------------     ------------     -------------     ------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................       $ 10.95          $  10.00         $   10.93         $  10.00          $ 10.93
                                             ------        ------------     -------------     ------------         ------
Income from investment operations
Net investment income (loss).........           .02               .02              (.02)            (.01)            (.02)
Net realized and unrealized gain
   (loss) on investment
   transactions......................         (3.05)              .94             (3.04)             .94            (3.04)
                                             ------        ------------     -------------     ------------         ------
   Total from investment
      operations.....................         (3.03)              .96             (3.06)             .93            (3.06)
                                             ------        ------------     -------------     ------------         ------
Less distributions
Distributions in excess of net
   investment income.................            --              (.01)               --               --               --
                                             ------        ------------     -------------     ------------         ------
Net asset value, end of period.......       $  7.92          $  10.95         $    7.87         $  10.93          $  7.87
                                             ------        ------------     -------------     ------------         ------
                                             ------        ------------     -------------     ------------         ------
TOTAL RETURN(c):.....................        (27.67)%            9.60%           (28.00)%           9.31%          (28.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......       $70,454          $115,621         $ 140,864         $196,671          $23,987
Average net assets (000).............       $98,996           106,453         $ 181,419         $170,484          $32,480
Ratios to average net assets(b):
   Expenses, including distribution
      fees...........................          1.21%             1.22%             1.96%            1.97%            1.96%
   Expenses, excluding distribution
      fees...........................           .96%             0.97%              .96%            0.97%             .96%
   Net investment income (loss)......           .19%              .47%             (.56)%           (.29)%           (.56)%
Portfolio turnover rate..............            67%               39%               67%              39%              67%
                                                                   Class Z
                                                        ------------------------------
                                       November 10,                       November 10,
                                         1997(a)         Six Months         1997(a)
                                         Through            Ended           Through
                                        March 31,       September 30,      March 31,
                                           1998             1998              1998
                                       ------------     -------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................    $  10.00         $   10.96          $10.00
                                           ------       -------------         -----
Income from investment operations
Net investment income (loss).........        (.01)              .02             .02
Net realized and unrealized gain
   (loss) on investment
   transactions......................         .94             (3.05)            .95
                                           ------       -------------         -----
   Total from investment
      operations.....................         .93             (3.03)            .97
                                           ------       -------------         -----
Less distributions
Distributions in excess of net
   investment income.................          --                --            (.01)
                                           ------       -------------         -----
Net asset value, end of period.......    $  10.93         $    7.93          $10.96
                                           ------       -------------         -----
                                           ------       -------------         -----
TOTAL RETURN(c):.....................        9.31%           (27.65)%          9.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......    $ 36,628         $   5,631          $4,039
Average net assets (000).............    $ 34,000         $   5,375          $2,709
Ratios to average net assets(b):
   Expenses, including distribution
      fees...........................        1.97%              .96%           0.97%
   Expenses, excluding distribution
      fees...........................        0.97%              .96%           0.97%
   Net investment income (loss)......        (.29)%             .47%            .51%
Portfolio turnover rate..............          39%               67%             39%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Mendel A. Melzer, CFA
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Brian M. Storms
Louis A. Weil, III
Clay T. Whitehead

Officers
Brian M. Storms, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Marguerite E.H. Morrison, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLC
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of September 30, 1998 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

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Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

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